Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Fourth Quarter and Fiscal Year 2021 Financial Results

March 1, 2022 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NYSE: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months and year ended December 31, 2021.

“CCC delivered another strong quarter, highlighted by 19% adjusted revenue growth and 30% adjusted EBITDA growth. We continue to see positive demand trends across each of our key product and customer categories, especially our AI solutions,” said Githesh Ramamurthy, Chairman & CEO of CCC.

Ramamurthy continued, “We continued to lay the foundation in 2021 for sustained growth as we delivered more than 1,700 product releases on the CCC cloud during the year. The deployment of CCC solutions continues to expand within our customer base. For all of us at CCC it is truly exciting to see our customers across the P&C insurance economy increasingly leverage our unique and comprehensive cloud platform to fully digitize their operations.”

Fourth Quarter 2021 Financial Highlights

Revenue

•

Total revenue was $187.1 million for the fourth quarter of 2021, compared to $165.4 million for the fourth quarter of 2020. Adjusted for the impact of the divestiture of a portion of our professional services casualty solution in December 2020, total revenue grew 19% in the fourth quarter of 2021.

Profitability

•

GAAP gross profit was $139.4 million, representing a gross margin of 75%, for the fourth quarter of 2021, compared with $112.1 million, representing a gross margin of 68%, for the fourth quarter of 2020. Adjusted gross profit was $147.0 million, representing an adjusted gross margin of 79%, for the fourth quarter of 2021, compared with $118.4 million, representing an adjusted gross margin of 76%, for the fourth quarter of 2020.

•

GAAP operating income was $15.3 million for the fourth quarter of 2021, compared with GAAP operating income of $24.1 million for the fourth quarter of 2020. Adjusted operating income was $69.3 million for the fourth quarter of 2021, compared with adjusted operating income of $53.4 million for the fourth quarter of 2020.

•

GAAP net loss was $57.9 million for the fourth quarter of 2021, compared with GAAP net income of $5.6 million for the fourth quarter of 2020. Adjusted net income was $49.2 million for the fourth quarter of 2021, compared with $25.0 million for the fourth quarter of 2020.

•

Adjusted EBITDA was $75.7 million for the fourth quarter of 2021, compared with adjusted EBITDA of $58.1 million for the fourth quarter of 2020. Adjusted EBITDA grew 30% in the fourth quarter of 2021 as compared to the fourth quarter of 2020.

Full Year 2021 Financial Highlights

Revenue

•

Total revenue was $688.3 million for the full year 2021, compared to $633.1 million for the full year 2020. Adjusted for the impact of the divestiture of a portion of our professional services casualty solution in December 2020, total revenue grew 15% in the full year 2021.

Profitability

•

GAAP gross profit was $492.6 million, representing a gross margin of 72%, for the full year 2021, compared with $424.3 million, representing a gross margin of 67%, for the full year 2020. Adjusted gross profit was $533.5 million, representing an adjusted gross margin of 78%, for the full year 2021, compared with $447.7 million, representing an adjusted gross margin of 75%, for the full year 2020.

•

GAAP operating loss was $144.7 million for the full year 2021, compared with GAAP operating income of $77.0 million for the full year 2020. Adjusted operating income was $236.8 million for the full year 2021, compared with adjusted operating income of $184.7 million for the full year 2020.

•

GAAP net loss was $248.9 million for the full year 2021, compared with GAAP net loss of $16.9 million for the full year 2020. Adjusted net income was $130.3 million for the full year 2021, compared with $79.3 million for the full year 2020.

•

Adjusted EBITDA was $261.4 million for the full year 2021, compared with adjusted EBITDA of $202.8 million for the full year 2020. Adjusted EBITDA grew 29% in the full year 2021 as compared to the full year 2020.

Liquidity

•

CCC had $182.5 million in cash and cash equivalents and $800.0 million of total debt at December 31, 2021. The Company generated $127.3 million in cash from operating activities and had free cash flow of $89.0 million during the full year 2021, compared with $103.9 million generated in cash from operating activities and $73.3 million in free cash flow in the full year 2020.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

4th Quarter and Recent Business Highlights

•

Signed multi-year renewals that included meaningful expansions with two of the top ten largest P&C insurers and one of the nation’s largest MSOs. These customers will be deploying new solutions, including Mobile/AI, CCC Estimate - STP and Engage, and are great examples of the opportunity CCC has to increase the value we deliver for customers and generate future growth from our expanding solution portfolio.

•

Achieved a number of important milestones that highlight the scale and breadth of the CCC Cloud network, including: processing more than 9 million unique claims with our deep learning AI solutions, up more than 80% year-over-year; expanding our repair facility customer base to more than 27,000, more than 30% of which have adopted Engage; growing electronics parts ordering on the CCC platform by 40%, and number of unique shops ordering electronically by over 20%.

•

Acquired Safekeep, an AI leader in subrogation claims management technology. Safekeep is an enterprise platform that leverages AI to speed and improve subrogation management across auto, property, workers’ comp, and other insurance lines of business. The acquisition of Safekeep extends CCC’s AI-powered claims software to include subrogation management, a critical function in achieving claims resolution, and now part of CCC’s completely digital, AI-enabled, end-to-end claims solutions.

Business Outlook

Based on information as of today, March 1, 2022, the Company is issuing the following financial guidance:

	First Quarter Fiscal 2022	Full Year Fiscal 2022
Revenue	$182.5 million to $184.5 million	$760 million to $768 million
Adjusted EBITDA	$70 million to $72 million	$286 million to $292 million

Conference Call Information

CCC will host a conference call today, March 1, 2022, at 8:00 a.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. To access this call, dial 877-407-0784 (domestic) or 201-689-8560 (international). The conference ID number is 13727037. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NYSE: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future events, goals, plans and projections regarding the company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of COVID-19 on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions and products; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; currency fluctuations; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships, which may divert our management’s attention or result in dilution to our stockholders, and we may be unable to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions, investments or partnership; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; our ability to expand or maintain its existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the prospectus that forms a part of the registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission (“SEC”) on September 9, 2021, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC, each of which can be obtained, without charge, at the SEC’s website (www.sec.gov) when available, and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Brian Denyeau

ICR, LLC

646-277-1251

IR@cccis.com

Media Contact:

Michelle Hellyar

Director Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2021 AND 2020

(In thousands, except share data)

	December 31,	December 31,
	2021	2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$182,544	$162,118
Accounts receivable—Net of allowances of $3,791 and $4,224 as of December 31, 2021 and 2020, respectively	78,793	74,107
Income taxes receivable	318	2,037
Deferred contract costs	15,069	11,917
Other current assets	46,181	31,586

Total current assets	322,905	281,765

SOFTWARE, EQUIPMENT, AND PROPERTY—Net	135,845	101,438
OPERATING LEASE ASSETS	37,234	—
INTANGIBLE ASSETS—Net	1,213,249	1,311,917
GOODWILL	1,466,884	1,466,884
DEFERRED FINANCING FEES, REVOLVER—Net	2,899	746
DEFERRED CONTRACT COSTS	22,117	14,389
EQUITY METHOD INVESTMENT	10,228	—
OTHER ASSETS	26,165	18,416

TOTAL	$3,237,526	$3,195,555

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$12,918	$13,164
Accrued expenses	66,691	52,987
Income taxes payable	7,243	5,129
Current portion of long-term debt	8,000	25,381
Current portion of long-term licensing agreement—Net	2,703	2,540
Operating lease liabilities	8,052	—
Deferred revenues	31,042	26,514

Total current liabilities	136,649	125,715

LONG-TERM DEBT:
First Lien Term Loan—Net	—	1,292,597
Term B Loan—Net	780,610	—

Total long-term debt	780,610	1,292,597

DEFERRED INCOME TAXES—Net	275,745	322,348
LONG-TERM LICENSING AGREEMENT—Net	33,629	36,331
OPERATING LEASE LIABILITIES	56,133	—
WARRANT LIABILITIES	62,478	—
OTHER LIABILITIES	5,785	32,770

Total liabilities	1,351,029	1,809,761

COMMITMENTS AND CONTINGENCIES (Notes 22 and 23)
MEZZANINE EQUITY:
Redeemable non-controlling interest	14,179	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 609,768,296 and 504,274,890 shares issued and outstanding at December 31, 2021 and 2020, respectively	61	50
Additional paid-in capital	2,618,924	1,501,206
Accumulated deficit	(746,352)	(129,370)
Accumulated other comprehensive loss	(315)	(271)

Total stockholders’ equity	1,872,318	1,371,615

TOTAL	$3,237,526	$3,195,555

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
REVENUES	$187,083	$165,386	$688,288	$633,063
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	41,117	46,740	169,335	182,414
Amortization of acquired technologies	6,580	6,578	26,320	26,303

Total cost of revenues(1)	47,697	53,318	195,655	208,717

GROSS PROFIT	139,386	112,068	492,633	424,346

OPERATING EXPENSES:
Research and development(1)	37,097	27,377	165,991	109,508
Selling and marketing(1)	27,511	18,102	148,861	74,710
General and administrative(1)	41,353	24,378	250,098	90,838
Amortization of intangible assets	18,126	18,078	72,358	72,310

Total operating expenses	124,087	87,935	637,308	347,366

OPERATING (LOSS) INCOME	15,299	24,133	(144,675)	76,980
INTEREST EXPENSE	(7,442)	(19,415)	(58,990)	(77,003)
GAIN (LOSS) ON CHANGE IN FAIR VALUE OF INTEREST RATE SWAPS	—	3,384	8,373	(13,249)
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	(37,612)	—	(64,501)	—
LOSS ON EARLY EXTINGUISHMENT OF DEBT	—	—	(15,240)	(8,615)
OTHER INCOME (EXPENSE)—Net	113	28	114	332

PRETAX (LOSS) INCOME	(29,642)	8,130	(274,919)	(21,555)
INCOME TAX (PROVISION) BENEFIT	(28,227)	(2,512)	26,000	4,679

NET (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(57,869)	5,618	(248,919)	(16,876)
Less: net (loss) income attributable to non-controlling interest	—	—	—	—

NET (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$(57,869)	$5,618	$(248,919)	$(16,876)
Net (loss) income per share attributable to common stockholders:
Basic	$(0.10)	$0.01	$(0.46)	$(0.03)
Diluted	$(0.10)	$0.01	$(0.46)	$(0.03)
Weighted-average shares used in computing net (loss) income per share attributable to common stockholders:
Basic	596,023,745	504,274,914	543,558,222	504,115,839
Diluted	596,023,745	520,274,793	543,558,222	504,115,839
COMPREHENSIVE (LOSS) INCOME:
Net (loss) income including non-controlling interest	(57,869)	5,618	(248,919)	(16,876)
Other comprehensive income (loss)—Foreign currency translation adjustment	(26)	61	(44)	126

COMPREHENSIVE (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(57,895)	5,679	(248,963)	(16,750)
Less: comprehensive (loss) income attributable to non-controlling interest	0	0	—	—

COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	(57,895)	5,679	$(248,963)	$(16,750)

(1) Includes stock-based compensation expense as follows (in thousands):
	Three months ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Cost of revenues	$1,081	$114	$13,644	$494
Research and development	3,933	279	40,681	1,174
Sales and marketing	4,985	470	65,045	2,024
General and administrative	16,583	3,002	142,625	7,644

Total stock-based compensation expense	$26,582	$3,865	$261,995	$11,336

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

(In thousands)

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(248,919)	$(16,876)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	24,451	17,749
Amortization of intangible assets	98,678	98,613
Impairment of goodwill and intangible assets	—	—
Deferred income taxes	(46,883)	(11,124)
Stock-based compensation	261,995	11,336
Amortization of deferred financing fees	3,682	4,630
Amortization of discount on debt	604	738
Change in fair value of interest rate swaps	(8,373)	13,249
Change in fair value of warrant liabilities	64,501	—
Loss on early extinguishment of debt	15,240	8,615
Non-cash lease expense	6,279	—
Gain on divestiture	(600)	(3,800)
Other	541	114
Changes in:
Accounts receivable—Net	(4,725)	(10,558)
Deferred contract costs	(3,152)	(1,110)
Other current assets	(12,273)	(6,483)
Deferred contract costs—Non-current	(7,728)	(1,926)
Other assets	(7,838)	(9,187)
Operating lease assets	6,354	—
Income taxes	3,833	6,724
Accounts payable	(1,052)	(2,256)
Accrued expenses	8,347	165
Operating lease liabilities	(8,398)	—
Deferred revenues	4,513	1,376
Extinguishment of interest rate swap liability	(9,987)	—
Other liabilities	(11,755)	3,954

Net cash provided by operating activities	127,335	103,943

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(38,321)	(30,107)
Purchase of investment	—	—
Purchase of equity method investment	(10,228)	—
Purchase of intangible asset	(49)	(560)

Net cash used in investing activities	(48,598)	(30,667)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt	(1,336,153)	(388,846)
Proceeds from issuance of long-term debt, net of fees paid to lender	789,927	369,792
Payment of fees associated with early extinguishment of long-term debt	(4,821)	(29)
Proceeds from borrowings on revolving lines of credit	—	65,000
Repayment of borrowings on revolving lines of credit	—	(65,000)
Net proceeds from equity infusion from the Business Combination	763,300	—
Dividends to CCCIS stockholders	(269,174)	—
Deemed distribution to CCCIS option holders	(9,006)	—
Tax effect of Business Combination transaction costs	1,395	—
Proceeds from exercise of stock options	5,085	(236)
Proceeds from issuance of common stock	1,007	719
Repurchases of common stock	—	—
Proceeds from issuance of non-controlling interest in subsidiary	—	14,179

Net cash used in financing activities	(58,440)	(4,421)

NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	129	62

NET CHANGE IN CASH AND CASH EQUIVALENTS	20,426	68,917
CASH AND CASH EQUIVALENTS:
Beginning of period	162,118	93,201

End of period	$182,544	$162,118

NONCASH INVESTING AND FINANCING ACTIVITIES:
Unpaid liability related to software, equipment, and property	$8,035	$239

Leasehold improvements acquired by tenant improvement allowance	$16,924	$—

Fair value of assumed common stock warrants exercised	$60,481	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest, excluding extinguishment of interest rate swap liability	$54,980	$71,649

Cash (paid) received for income taxes—Net	$(15,233)	$917

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(amounts in thousands, except percentages)	2021	2020	2021	2020
Gross Profit	$139,386	$112,068	$492,633	$424,346
First Party Clinical Services—Gross Profit	—	(394)	—	(3,429)
Amortization of acquired technologies	6,580	6,578	26,320	26,303
Business combination transaction costs	—	—	905	—
Stock-based compensation	1,081	114	13,644	494

Adjusted Gross Profit	$147,047	$118,366	$533,502	$447,714

Gross Profit Margin	75%	68%	72%	67%
Adjusted Gross Profit Margin	79%	76%	78%	75%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2021	2020	2021	2020
Operating expenses	$124,087	$87,935	$637,308	$347,366
Stock-based compensation expense	(25,501)	(3,751)	(248,351)	(10,842)
Lease abandonment	(326)	—	(2,582)	—
Lease overlap costs	(924)	—	(3,697)	—
Net costs related to divestiture	428	(35)	(2,177)	(35)
Business combination transaction costs	(1,914)	(1,095)	(11,480)	(1,188)
Amortization of intangible assets	(18,126)	(18,078)	(72,358)	(72,310)

Adjusted operating expenses	$77,724	$64,976	$296,663	$262,991

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING (LOSS) INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2021	2020	2021	2020
Net operating income (loss)	$15,299	$24,133	$(144,675)	$76,980
Stock-based compensation expense	26,582	3,865	261,995	11,336
Lease abandonment	326	—	2,582	—
Lease overlap costs	924	—	3,697	—
Net costs related to divestiture	(428)	35	2,177	35
Business combination transaction costs	1,914	1,095	12,385	1,188
Amortization of intangible assets	18,126	18,078	72,358	72,310
Amortization of acquired technologies—Cost of revenue	6,580	6,578	26,320	26,303
First Party Clinical Services—Revenue	—	(8,659)	—	(34,742)
First Party Clinical Services—Cost of revenue	—	8,265	—	31,313

Adjusted operating income	$69,323	$53,390	$236,839	$184,723

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2021	2020	2021	2020
Net (loss) income	$(57,869)	$5,618	$(248,919)	$(16,876)
Interest expense	7,442	19,415	58,990	77,003
Income tax provision (benefit)	28,227	2,512	(26,000)	(4,679)
Amortization of intangible assets	18,126	18,078	72,358	72,310
Amortization of acquired technologies—Cost of revenue	6,580	6,578	26,320	26,303
Depreciation and amortization related to software, equipment and property	6,290	4,710	24,451	17,749

EBITDA	8,796	56,911	(92,800)	171,810
(Gain) loss on change in fair value of interest rate swaps	—	(3,384)	(8,373)	13,249
Change in fair value of warrant liabilities	37,612	—	64,501	—
Stock-based compensation expense	26,582	3,865	261,995	11,336
Loss on early extinguishment of debt	—	—	15,240	8,615
Business combination transaction costs	1,914	1,095	12,385	1,188
Lease abandonment	326	—	2,582	—
Lease overlap costs	924	—	3,697	—
Net costs related to divestiture	(428)	35	2,177	35
First Party Clinical Services—Revenue	—	(8,659)	—	(34,742)
First Party Clinical Services—Cost of revenue	—	8,265	—	31,313

Adjusted EBITDA	$75,726	$58,128	$261,404	$202,804

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED NET INCOME

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2021	2020	2021	2020
Net (loss) income	$(57,869)	$5,618	$(248,919)	$(16,876)
Amortization of intangible assets	18,126	18,078	72,358	72,310
Amortization of acquired technologies—Cost of revenue	6,580	6,578	26,320	26,303
(Gain) loss on change in fair value of interest rate swaps	—	(3,384)	(8,373)	13,249
Change in fair value of warrant liabilities	37,612	—	64,501	—
Stock-based compensation expense	26,582	3,865	261,995	11,336
Loss on early extinguishment of debt	—	—	15,240	8,615
Business combination transaction costs	1,914	1,095	12,385	1,188
Lease abandonment	326	—	2,582	—
Lease overlap costs	924	—	3,697	—
Net costs related to divestiture	(428)	35	2,177	35
First Party Clinical Services—Revenue	—	(8,659)	—	(34,742)
First Party Clinical Services—Cost of revenue	—	8,265	—	31,313
Tax effect of adjustments	15,450	(6,442)	(73,684)	(33,389)

Adjusted net income	$49,217	$25,049	$130,279	$79,342
Adjusted net income per share attributable to common stockholders
Basic	$0.08	$0.05	$0.24	$0.16
Diluted	$0.08	$0.05	$0.23	$0.15
Weighted average shares outstanding
Basic	596,023,745	504,274,914	543,558,222	504,115,839
Diluted	637,445,530	520,274,793	575,619,243	519,748,819

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2021	2020	2021	2020
Net cash provided by operating activities	$30,610	$37,154	$127,335	$103,943
Less: Purchases of software, equipment, and property	(13,299)	(6,292)	(38,321)	(30,107)
Less: Purchase of intangible assets	—	—	(49)	(560)

Free Cash Flow	$17,311	$30,862	$88,965	$73,276